EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into AmeriVest Properties Inc.'s previously filed Registration Statements on Form S-3, File Nos. 333-44210 and 333-94901.

                                            /s/  Arthur Andersen LLP
                                            ----------------------------------
                                                 Arthur Andersen LLP
Denver, Colorado
March 29, 2002